                                                                  EXHIBIT 10.dd



                           Employee Name:   Bernard G. Rethore

                           Number of Shares:150,000

                           Option Price:             $18.25


                           1995 STOCK OPTION AGREEMENT


                  This 1995 STOCK OPTION AGREEMENT (the "Agreement"), dated as of October 19, 1995, is between BW/IP International, Inc. a Delaware corporation (the "Company"), and Bernard G. Rethore.

                  The 1992 Long Term Incentive Plan (the "Plan") is intended to provide incentives to executives and other key employees of the Company and its parent or subsidiaries by providing them with opportunities for stock ownership under the Plan. "Subsidiary" means any company of which the Company owns, directly or indirectly, the majority of the combined voting power of all classes of stock. Capitalized terms used in this Agreement and not defined herein shall have the meaning assigned to such terms in the Plan.

                  The Company's Board of Directors (the "Board") has designated its Compensation and Benefits Committee as the committee to administer the Plan (the "Committee").

                  The Committee has granted to you an option under the Plan to purchase Common Stock, par value $.01 per share ("Common Shares"), of the Company on the terms set forth below.

                  To evidence the option so granted, and to set forth its terms and conditions as provided in the Plan, you and the Company agree as follows:

1. Grant of Option; Option Price

                  The Company hereby evidences and confirms its grant to you on October 19, 1995 of an option (the "Option") to purchase the number of Common Shares shown above at an option price of $18.25 per share which is the fair market value of the optioned shares (as defined in the Plan) on the day the Option was granted. The Option shall be subject to the provisions of the Plan.

2. Term for Exercise

                  On October 19, 1998, the Option shall become exercisable, subject to the provision hereof, and shall remain exercisable over the remaining term of the Option. The Option may be exercised from time to time, in whole or in part, up to the number of shares with respect to which it is then exercisable. Except as an earlier expiration date is specified by this Agreement, the Option shall expire at 4:00 P.M., Long Beach, California time, on the tenth anniversary of the date of grant of this Option.

                  Notwithstanding the foregoing, upon the occurrence of a Change in Control (as defined in the Plan), the Option shall become immediately and fully exercisable as to all shares to which the Option relates and shall remain exercisable until expiration or termination of the option.

3. Who May Exercise

                  During your lifetime, the Option may be exercised only by you. If you die during your employment with the Company or a Subsidiary and prior to the expiration date specified in Section 2 hereof, the Option may be exercised to the extent you could have exercised it on the date of your death, by your estate, personal representative or beneficiary who acquired the right to exercise it by will or by the laws of descent and distribution, at any time prior to 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in Section 2 or the first anniversary of your death. On the earlier of such expiration date or anniversary, the unexercised portion of the Option shall expire.

4. Exercise after Termination of Employment

                  (a) Permissive Periods of Exercise. If you cease, other than by reason of death, disability or retirement as determined under the Plan, to be employed by the Company or a Subsidiary, the Option shall terminate at 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in Section 2 hereof, or the date which is ninety (90) days after the day your employment by the Company or a Subsidiary ends. If you retire in accordance with the terms of the Plan, the Option shall terminate at 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in
Section 2 hereof, or the third anniversary of the date of your retirement. If you die while an employee, or if your employment terminates by reason of disability while an employee, all Options may, unless earlier terminated in accordance with Section 2 hereof, be exercised by you, or by your estate or appropriate representative until the date which is one
(1) year after your termination of employment. In the event of any such termination of employment or retirement, any installment not exercisable on the date thereof shall lapse and be thereafter unexercisable. Whether you have retired, and whether authorized leave of absence or absence or military of governmental service may constitute employment, shall be conclusively determined for the purposes of this Agreement by the Committee in its discretion.

                  (b) Forfeiture of Option. Notwithstanding the foregoing, if, after your termination of employment, the Committee determines that, at any time during or after your employment with the Company, you engaged in conduct that

         (i) would have permitted the Company to terminate your employment for Cause, as defined in Paragraph 7(e) of the Employment Agreement between you and the Company, of even date herewith (the "Employment Agreement"), had you still been employed, or

         (ii) was in material violation of the covenants contained in Paragraph 8 of the Employment Agreement, or

         (iii) was intended to aid, assist or otherwise advance the efforts of any person, group or entity in any effort to effect a change of ownership in, or otherwise gain control of, the Company, whether through a stock purchase, merger, asset acquisition, proxy solicitation or any other means, the portion of the Option that is still outstanding at the time of such determination shall terminate and be canceled immediately upon such determination by the Committee. Upon such a determination by the Committee, the Company may disregard any attempted exercise of the Option by notice delivered prior to such determination, if, at such time, the Company had not completed the steps necessary to effect such exercise. In such case, the Company shall only be obligated to return to you any amounts or shares of Common Stock remitted in order to exercise such Option.

5. Restrictions on Exercise

                  The Option may be exercised only with respect to full shares. No fractional shares shall be issued. The Option shall not be exercised in whole or part:

                  A. if any requisite approval or consent of, or registration with, any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

                  B. unless the shares subject to the Option shall be effectively listed on each national securities exchange on which the Common Shares are then listed, which listing may be upon official notice of issuance thereof.

                  The Company may, but need not, require as a condition to the exercise of the Option in whole or in part at any time that you represent to the Company in writing that you are acquiring the shares to be acquired upon such exercise for you own account for investment only and not with a view to the distribution thereof.

6. Manner of Exercise

                  To the extent the Option shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted, the Option may be exercised in whole or from time to time in part by notice in writing to the Committee, specifying the number of shares in respect of which the Option is being exercised and accompanied by, or providing for (if applicable), full payment of the option price (i) in United States dollars in cash or by certified check, bank draft, or postal or express money order, (ii) in Common Shares of the Company, represented by certificates duly endorsed to the Company or its nominee with any requisite transfer tax stamps attached, the fair market value of which shall be equal to the option price for the shares with respect to which the Option is being exercised, or
(iii) in a combination of (i) and (ii) above. The fair market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be determined on the basis of the mean of the high and low prices for a Common Share on the Consolidated Trading Tape on the day of the exercise or, if there was no such sale on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

                  In the event that the Option shall be exercised by a person other than you in accordance with the provisions of Section 3 hereof, such person shall furnish the Company with evidence satisfactory to it of his or her right to exercise the same and of payment or provision for the payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or with respect to related shares or payment. The Company may require you or the other person exercising the Option to furnish or execute such documents as the Company shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, or to comply with or satisfy the requirements of the Securities Act of 1933 or any other law.

                  In the exercise of your option, with the consent of the Committee, you may elect to use a cashless exercise method through an established arrangement with a stock broker; you may select your own broker or use a special broker arrangement procedure set up by the Company. If you so elect, (i) your election and choice of broker should be included in your notice of exercise; (ii) whereupon, the Company shall deliver the shares with respect to which the option is exercised to the selected broker; (iii) which broker shall, in turn, sell a sufficient number of shares at then-current fair market value to cover (x) the aggregate exercise price of the options and (y) required Federal and state income tax withholding. All remaining shares would be returned to you or disposed of by the broker in accordance with your instructions.

7. Nonassignability

                  The Option is not assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At your request, Common Shares purchased on exercise of the Option may be issued or transferred in your name and the name of another person jointly with the right of survivorship.

8. Rights as Shareholder

                  You shall have no rights as a shareholder with respect to any shares covered by the Option until the issuance of a certificate or certificates to you for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9. Capital Adjustments

                  Upon the occurrence of an event described in Section 8 of the Plan, the number and price of the Common Shares covered by the Option, as well as the Option itself, shall be proportionately adjusted in accordance with the terms of that Section.

10. Withholding Taxes

                  The Company shall have the right to deduct withholding taxes from any payments made pursuant to this Agreement or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold Federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Shares under this Agreement. Whenever under this Agreement Common Shares are to be delivered upon exercise of an Option, the Committee shall be entitled to require as a condition of delivery that you remit an amount sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto.

11. Agreement

                  Nothing contained in this Agreement and no action taken pursuant to this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and you, your executor, administrator or other personal representative, or designated beneficiary or any other persons. Any reserves that may be established by the Company in connection with this Agreement shall continue to be part of the general funds of the Company and no individual or entity other than the Company shall have any interest in such funds until paid. If and to the extent that you or your executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Company.

12. Notices

                  You shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Shares and cash pursuant to this Agreement. Any notices required or permitted to be given shall be in writing and deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until you furnish the proper address. Notice may also be given by telegram, telex or cable. Notice shall be effective upon receipt. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of this Agreement or any applicable law. Notice to the Committee shall be given as follows:

                           BW/IP International, Inc.
                           200 Oceangate Boulevard, Suite 900
                           Long Beach, California 90802
                           Attention: General Counsel

13. Entire Agreement

                  This Agreement embodies the entire agreement and understanding between the Company and you with respect to the subject matter hereof and may not be changed, modified or terminated orally but only by a written instrument executed by the Company and you. The Committee shall have complete discretionary authority to interpret this Agreement in accordance with the provisions of the Plan.

14. Governing Law

                  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of California to the extent not pre-empted by Federal law, which shall otherwise control.

15. Severability of Provisions

                  If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed and enforced as if such provisions had not been included.

16. Payment to Minors etc.

                  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

17. Headings and Captions

                  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement and shall not be employed in the construction of this Agreement.

18. No Right of Employment

                  No action by the Company, the Board or the Committee in establishing or administering this Agreement shall be construed as giving you the right to be retained in the employ of the Company or any Subsidiary.

                  IN WITNESS WHEREOF, the Company and you have duly executed this Agreement.


                                            BW/IP INTERNATIONAL, INC.



                                            By:   /s/P. C. Valli
                                               -----------------------


                                            /s/Bernard G. Rethore
                                            --------------------------
                                            Bernard G. Rethore

                           Employee Name:   Bernard G. Rethore

                           Number of Shares:100,000

                           Option Price:             $25.00


                           1995 STOCK OPTION AGREEMENT


                  This 1995 STOCK OPTION AGREEMENT (the "Agreement"), dated as of October 19, 1995, is between BW/IP International, Inc. a Delaware corporation (the "Company"), and Bernard G. Rethore.

                  The 1992 Long Term Incentive Plan (the "Plan") is intended to provide incentives to executives and other key employees of the Company and its parent or subsidiaries by providing them with opportunities for stock ownership under the Plan. "Subsidiary" means any company of which the Company owns, directly or indirectly, the majority of the combined voting power of all classes of stock. Capitalized terms used in this Agreement and not defined herein shall have the meaning assigned to such terms in the Plan.

                  The Company's Board of Directors (the "Board") has designated its Compensation and Benefits Committee as the committee to administer the Plan (the "Committee").

                  The Committee has granted to you an option under the Plan to purchase Common Stock, par value $.01 per share ("Common Shares"), of the Company on the terms set forth below.

                  To evidence the option so granted, and to set forth its terms and conditions as provided in the Plan, you and the Company agree as follows:

1. Grant of Option; Option Price

                  The Company hereby evidences and confirms its grant to you on October 19, 1995 of an option (the "Option") to purchase the number of Common Shares shown above at an option price of $25.00 per share which is the fair market value of the optioned shares (as defined in the Plan) on the day the Option was granted. The Option shall be subject to the provisions of the Plan.

2. Term for Exercise

                  On October 19, 1998, the Option shall become exercisable, subject to the provision hereof, and shall remain exercisable over the remaining term of the Option. The Option may be exercised from time to time, in whole or in part, up to the number of shares with respect to which it is then exercisable. Except as an earlier expiration date is specified by this Agreement, the Option shall expire at 4:00 P.M., Long Beach, California time, on the tenth anniversary of the date of grant of this Option.

                  Notwithstanding the foregoing, upon the occurrence of a Change in Control (as defined in the Plan), the Option shall become immediately and fully exercisable as to all shares to which the Option relates and shall remain exercisable until expiration or termination of the option.

3. Who May Exercise

                  During your lifetime, the Option may be exercised only by you. If you die during your employment with the Company or a Subsidiary and prior to the expiration date specified in Section 2 hereof, the Option may be exercised to the extent you could have exercised it on the date of your death, by your estate, personal representative or beneficiary who acquired the right to exercise it by will or by the laws of descent and distribution, at any time prior to 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in Section 2 or the first anniversary of your death. On the earlier of such expiration date or anniversary, the unexercised portion of the Option shall expire.

4. Exercise after Termination of Employment

                  (a) Permissive Periods of Exercise. If you cease, other than by reason of death, disability or retirement as determined under the Plan, to be employed by the Company or a Subsidiary, the Option shall terminate at 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in Section 2 hereof, or the date which is ninety (90) days after the day your employment by the Company or a Subsidiary ends. If you retire in accordance with the terms of the Plan, the Option shall terminate at 4:00 P.M., Long Beach, California time, on the earlier of the expiration date specified in
Section 2 hereof, or the third anniversary of the date of your retirement. If you die while an employee, or if your employment terminates by reason of disability while an employee, all Options may, unless earlier terminated in accordance with Section 2 hereof, be exercised by you, or by your estate or appropriate representative until the date which is one
(1) year after your termination of employment. In the event of any such termination of employment or retirement, any installment not exercisable on the date thereof shall lapse and be thereafter unexercisable. Whether you have retired, and whether authorized leave of absence or absence or military of governmental service may constitute employment, shall be conclusively determined for the purposes of this Agreement by the Committee in its discretion.

                  (b) Forfeiture of Option. Notwithstanding the foregoing, if, after your termination of employment, the Committee determines that, at any time during or after your employment with the Company, you engaged in conduct that

         (i) would have permitted the Company to terminate your employment for Cause, as defined in Paragraph 7(e) of the Employment Agreement between you and the Company, of even date herewith (the "Employment Agreement"), had you still been employed, or

         (ii) was in material violation of the covenants contained in Paragraph 8 of the Employment Agreement, or

         (iii) was intended to aid, assist or otherwise advance the efforts of any person, group or entity in any effort to effect a change of ownership in, or otherwise gain control of, the Company, whether through a stock purchase, merger, asset acquisition, proxy solicitation or any other means, the portion of the Option that is still outstanding at the time of such determination shall terminate and be canceled immediately upon such determination by the Committee. Upon such a determination by the Committee, the Company may disregard any attempted exercise of the Option by notice delivered prior to such determination, if, at such time, the Company had not completed the steps necessary to effect such exercise. In such case, the Company shall only be obligated to return to you any amounts or shares of Common Stock remitted in order to exercise such Option.

5. Restrictions on Exercise

                  The Option may be exercised only with respect to full shares. No fractional shares shall be issued. The Option shall not be exercised in whole or part:

                  A. if any requisite approval or consent of, or registration with, any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

                  B. unless the shares subject to the Option shall be effectively listed on each national securities exchange on which the Common Shares are then listed, which listing may be upon official notice of issuance thereof.

                  The Company may, but need not, require as a condition to the exercise of the Option in whole or in part at any time that you represent to the Company in writing that you are acquiring the shares to be acquired upon such exercise for you own account for investment only and not with a view to the distribution thereof.

6. Manner of Exercise

                  To the extent the Option shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted, the Option may be exercised in whole or from time to time in part by notice in writing to the Committee, specifying the number of shares in respect of which the Option is being exercised and accompanied by, or providing for (if applicable), full payment of the option price (i) in United States dollars in cash or by certified check, bank draft, or postal or express money order, (ii) in Common Shares of the Company, represented by certificates duly endorsed to the Company or its nominee with any requisite transfer tax stamps attached, the fair market value of which shall be equal to the option price for the shares with respect to which the Option is being exercised, or
(iii) in a combination of (i) and (ii) above. The fair market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be determined on the basis of the mean of the high and low prices for a Common Share on the Consolidated Trading Tape on the day of the exercise or, if there was no such sale on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

                  In the event that the Option shall be exercised by a person other than you in accordance with the provisions of Section 3 hereof, such person shall furnish the Company with evidence satisfactory to it of his or her right to exercise the same and of payment or provision for the payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or with respect to related shares or payment. The Company may require you or the other person exercising the Option to furnish or execute such documents as the Company shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, or to comply with or satisfy the requirements of the Securities Act of 1933 or any other law.

                  In the exercise of your option, with the consent of the Committee, you may elect to use a cashless exercise method through an established arrangement with a stock broker; you may select your own broker or use a special broker arrangement procedure set up by the Company. If you so elect, (i) your election and choice of broker should be included in your notice of exercise; (ii) whereupon, the Company shall deliver the shares with respect to which the option is exercised to the selected broker; (iii) which broker shall, in turn, sell a sufficient number of shares at then-current fair market value to cover (x) the aggregate exercise price of the options and (y) required Federal and state income tax withholding. All remaining shares would be returned to you or disposed of by the broker in accordance with your instructions.

7. Nonassignability

                  The Option is not assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At your request, Common Shares purchased on exercise of the Option may be issued or transferred in your name and the name of another person jointly with the right of survivorship.

8. Rights as Shareholder

                  You shall have no rights as a shareholder with respect to any shares covered by the Option until the issuance of a certificate or certificates to you for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9. Capital Adjustments

                  Upon the occurrence of an event described in Section 8 of the Plan, the number and price of the Common Shares covered by the Option, as well as the Option itself, shall be proportionately adjusted in accordance with the terms of that Section.

10. Withholding Taxes

                  The Company shall have the right to deduct withholding taxes from any payments made pursuant to this Agreement or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold Federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Shares under this Agreement. Whenever under this Agreement Common Shares are to be delivered upon exercise of an Option, the Committee shall be entitled to require as a condition of delivery that you remit an amount sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto.

11. Agreement

                  Nothing contained in this Agreement and no action taken pursuant to this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and you, your executor, administrator or other personal representative, or designated beneficiary or any other persons. Any reserves that may be established by the Company in connection with this Agreement shall continue to be part of the general funds of the Company and no individual or entity other than the Company shall have any interest in such funds until paid. If and to the extent that you or your executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Company.

12. Notices

                  You shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Shares and cash pursuant to this Agreement. Any notices required or permitted to be given shall be in writing and deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until you furnish the proper address. Notice may also be given by telegram, telex or cable. Notice shall be effective upon receipt. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of this Agreement or any applicable law. Notice to the Committee shall be given as follows:

                           BW/IP International, Inc.
                           200 Oceangate Boulevard, Suite 900
                           Long Beach, California 90802
                           Attention: General Counsel

13. Entire Agreement

                  This Agreement embodies the entire agreement and understanding between the Company and you with respect to the subject matter hereof and may not be changed, modified or terminated orally but only by a written instrument executed by the Company and you. The Committee shall have complete discretionary authority to interpret this Agreement in accordance with the provisions of the Plan.

14. Governing Law

                  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of California to the extent not pre-empted by Federal law, which shall otherwise control.

15. Severability of Provisions

                  If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed and enforced as if such provisions had not been included.

16. Payment to Minors etc.

                  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

17. Headings and Captions

                  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement and shall not be employed in the construction of this Agreement.

18. No Right of Employment

                  No action by the Company, the Board or the Committee in establishing or administering this Agreement shall be construed as giving you the right to be retained in the employ of the Company or any Subsidiary.

                  IN WITNESS WHEREOF, the Company and you have duly executed this Agreement.


                                            BW/IP INTERNATIONAL, INC.



                                            By:   /s/P. C. Valli
                                               ------------------------


                                            /s/Bernard G. Rethore
                                            ---------------------------
                                            Bernard G. Rethore